© 2015 Quality Is Our Recipe, LLC First-Quarter 2016 Conference Call May 11, 2016 Exhibit 99.1

© 2015 Quality Is Our Recipe, LLC LILIANA ESPOSITO Chief Communications Officer

Today’s Agenda First Quarter Update Todd Penegor President & Chief Financial Officer CFO Introduction Gunther Plosch Incoming Chief Financial Officer Q&A 3

This presentation, and certain information that management may discuss in connection with this presentation, contains certain statements that are not historical facts, including information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (The “Reform Act”). For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the
Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking Statements” in our news release issued on May 11, 2016 and in the “Special Note Regarding Forward-Looking Statements and Projections” and “Risk Factors”
sections of our most recent Form 10-K / Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as adjusted earnings before interest, taxes, depreciation and amortization (or adjusted EBITDA), adjusted EBITDA margin and adjusted earnings per share. Adjusted EBITDA, adjusted EBITDA margin and adjusted earnings per share exclude certain expenses, net of certain benefits. Reconciliations of non-GAAP financial measures to the most directly comparable
GAAP financial measures are provided in the Appendix to this presentation, and are included in our news release issued on May 11, 2016 and posted on www.aboutwendys.com.
Forward-Looking Statements and Non-GAAP
Financial Measures
4

5

1968-2016 David Poplar

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© 2015 Quality Is Our Recipe, LLC TODD PENEGOR President and Chief Financial Officer

© 2015 Quality Is Our Recipe, LLC
NA COMPANY-OPERATED RESTAURANT
MARGIN INCREASES 250 BPS TO 17.2%
SYSTEM OPTIMIZATION, IMAGE
ACTIVATION, NEW RESTAURANT
DEVELOPMENT ON TRACK
9
Q1 NA SYSTEM SRS OF 3.6%; TWO-YEAR
SRS OF 6.8% HIGHEST IN 10+ YEARS
COMPANY RAISES 2016 ADJ. EPS
OUTLOOK TO $0.38 TO $0.40
COMPANY RAISES 2016 ADJ. EBITDA
OUTLOOK TO DOWN 1% TO UP 1%

Long-Term Growth Drivers
10
2016 & Beyond
SRS Acceleration
(~3% System Growth)
2017 & Beyond
N.A. Net Restaurant Development
(~500 Net New Restaurants)
2019 & Beyond
International Expansion
(Establish Foundation for Accelerated Growth)

12 Balance Across the Menu Price/Value Core LTO

Customers Are Noticing the Stronger Wendy’s Source: Wendy’s Brand Health Tracking, Q1 2016 vs.Q1 2015 High Quality Food Worth What You Pay Modern and Up To Date Restaurants 13 +25% +12% +16%

N.A. System SRS
3.6%
3.2%
2-Year 6.8%
N.A. Co. Rest. Margin
17.2%
14.7%
+250 bps
G&A
$64.6
$59.7
(8.2%)
Adjusted EBITDA**
$98.1
$80.8
21.4%
Adjusted EBITDA Margin**
25.9%
17.9%
+800
bps
Adjusted EPS**
$0.11
$0.06
83.3%
$ Mils (except per share amounts)
First Quarter Financial Highlights
2016*
2015*
B/(W)
**  See Reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS in the Appendix.
14
(Unaudited)
* Due
to
the
May
2015
sale
of
its
bakery
business,
the
Company
has
presented
its
bakery
results
as
discontinued
operations
in
its
financial
statements.

Q1 2016 vs. Q1 2015: Adjusted EBITDA
15
*
* Excludes ~$3M of Bakery EBITDA
(Unaudited)
$ in millions
Q1 2015
Restaruant
EBITDA (incl IA)
$81
$10
Lease Buyout
$7
($16)
($5)
$21
Disposed
Restaurant
EBITDA (Sys Op)
Q1 2016
G&A
$98
Royalties,
Franchise Fees &
Net Rental
Income
375 Fewer
Company
Restaurant

Q1 2016 vs. Q1 2015: Adjusted EPS Interest Expense Q1 2016 $0.04 $0.06 Q1 2015 Adjusted EBITDA Share Repurchases Depreciation $0.01 ($0.03) $0.03 $0.11 16 (Unaudited)

Committed to Returning Cash to Shareholders
17
Ended Q1 with $313 million of cash
Repurchased 4.9 Million shares for $48.2 Million in Q1
Approximately $308 Million remains against $1.4 Billion share repurchase authorization
Remain committed to utilize remaining authorization as proceeds come in from System Optimization sales

System Optimization Update
System
Optimization III
•
On track to complete by the end of 2016
•
55 restaurants sold in Q1
•
Continue to expect pre-tax proceeds of
$400-$475M
•
Expect Company ownership of ~5% at YE
Ongoing System
Optimization
•
Facilitated 113 franchisee-to-franchisee
transfers via “Buy and Flip” in Q1
•
Catalyst
for growth by evolving
franchisee base & driving new restaurant
development / reimaging
18

Reimaging Momentum Continues
10
74
308
794
1,313
1,853
2011
2012
2013
2014
2015
2016E
Total System Annual
Reimages & New Builds*
Total System Cumulative
Reimages & New Builds*
10
64
234
486
519
540
2011
2012
2013
2014
2015
2016E
~24% of NA
system Image
Activated at the
end of Q1 2016
* Counts include Franchise Reimages open or under construction
19

Compelling Reimaging Economics
Mid-Single Digit to Low-Double Digit Sales Lift
Minimal Closure Time
~70-80% of Sales Retained During Closure Time
Profit Flow Through 40-50%**
Optional Upgrades to Tailor to Trade Area
STANDARD
REFRESH
$300K US Investment*
$500K US Investment*
* Does not include deferred maintenance or franchisee chosen upgrades, ** Profit Before Occupancy Flow Through
20

2016
Outlook
•
Reaffirming
•
NA System SRS of ~3%
•
Company-operated restaurant margin of 18.5 to 19.0 percent
•
CAPEX of ~$135 million to $145 million
•
Free Cash Flow of ~$50 million to $75 million
•
Revising
•
Commodity costs to decrease ~3%
•
Reported effective tax rate of ~38 to 40% / Adjusted tax rate of ~32 to 34%
•
G&A expense of ~$245 to $250 million
COMPANY NOW EXPECTS ADJ. EPS  OF $0.38-$0.40 AND
ADJ. EBITDA OF DOWN 1% TO UP 1%
21

2020 North America System Goals Are On Track!
AUVs
Restaurant
Margins
Sales to
Investment
Ratio
New
Restaurants
Total
Reimaged
Restaurants
Achievement requires two growth drivers:
22
(~500 Net)
$2MM
20%
1.3x
1,000
60%
+
BRAND
RELEVANCE
ECONOMIC MODEL
RELEVANCE

© 2015 Quality Is Our Recipe, LLC GUNTHER PLOSCH Incoming Chief Financial Officer

© 2015 Quality Is Our Recipe, LLC Peter Koumas Manager – Investor Relations Peter.Koumas@wendys.com (614) 764 - 8478

2016 Investor Relations Calendar: Key Dates
May 20
Kansas City (SunTrust)
June 6
CFO Reception (New York)
June 7
Goldman Sachs (New York)
June 8
Stephens (New York)
June 13-14
Los Angeles, Pasadena, Santa Monica
(Guggenheim –
debt / CL King –
equity)
August 10
2Q earnings release
25

Q&A 26

Appendix 27

Reconciliation of Income from Continuing Operations to Adjusted EBITDA from Continuing Operations 28 In Thousands (Unaudited)

Reconciliation of Income and Diluted Earnings Per Share from Continuing Operations to
Adjusted Income and Adjusted Earnings Per Share from Continuing Operations
29
In Thousands except per-share amounts
(Unaudited)

30